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                                                                   EXHIBIT 10.38

                        GROUP MAINTENANCE AMERICA CORP.
                            1997 STOCK OPTION PLAN

                                   ARTICLE I

                               GENERAL PROVISIONS


1.1  PURPOSE.

     The purposes of the GROUP MAINTENANCE AMERICA CORP. 1997 STOCK OPTION PLAN (the "Plan") are to provide a means through which Group Maintenance America Corp., a Texas corporation (the "Company"), and its subsidiaries may attract, retain and motivate employees (the "Participants") and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value of the Company by increasing their proprietary interest in the success of the Company. Pursuant to the Plan, the Company may grant non-qualified stock options ("Options"), that are intended to be non-qualified stock options as described in Sections 83 and 421 of the Code.

1.2  ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may designate and appoint a compensation committee (the "Committee") to which it may delegate authority to administer the Plan. All references to the Board shall also include the Committee, if one is appointed. The members of the Committee shall serve at the pleasure of the Board. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) establish policies and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any stock option agreements ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

1.3  STOCK SUBJECT TO THE PLAN.

     The aggregate number of shares of common stock, par value $.001 per share, of the Company ("Stock") that may be issued under the Plan shall not exceed 3% of the aggregate number of shares of common stock issued and outstanding at the end of each fiscal quarter during the term of the Plan. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Board may grant Options for such shares of Stock to other Participants.
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1.4  PARTICIPATION IN THE PLAN.

     The Board shall determine from time to time those Participants who are to be granted Options and the number of shares of Stock covered thereby. All employees who have not been granted an award under the Group Maintenance America Corp. 1997 Stock Awards Plan shall be eligible to participate in the Plan.

1.5  DETERMINATION OF FAIR MARKET VALUE.

     As used in the Plan, "fair market value" means on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations of the Stock for such date on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations of the Stock for such day on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five of the ten preceding days, or (iv) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board; provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction that will never lapse. In no event shall the fair market value of the Stock be less than its par value.

1.6  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     The aggregate number of shares of Stock available for issuance under the Plan, the Option Price and the total number of shares of Stock which may be purchased by a Participant upon exercise of an Option shall be adjusted by the Board to reflect approximately any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company.

1.7  AMENDMENT AND TERMINATION OF THE PLAN.

     The Plan shall terminate at midnight, June 30, 2007 but prior thereto may be altered, changed, modified, amended or terminated by written amendment
approved by the Board.   Except as provided in this Article , no amendment,
modification or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the affected Participant.

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1.8  SECURITIES LAW REQUIREMENTS.

     (a)  Legality of Issuance.

          No Stock shall be issued upon the exercise of any Option unless and until the Board has determined that:

           (i) The Company and the Participant have taken all actions required to register the Stock under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

          (ii) Any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied; and

          (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

     (b) Restrictions on Transfer; Representations of Participant; Legends.

          Regardless of whether the offering and sale of Stock under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions and/or prohibitions upon the sale, pledge, or other transfer of such Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions and/or prohibitions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law or rule, including rules of accounting. If the offering and/or sale of Stock under the Plan is not registered under the Act and the Company determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Stock, to represent that such Stock is being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Stock acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend as may be are required or deemed advisable under the Plan or the provisions of any applicable law.

     Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 1.8 shall be conclusive and binding on all persons.

1.9  PAYMENT FOR STOCK.

     Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. However, the Board in its discretion may allow payment for shares of Stock purchased under this Plan to be made in Common Stock of the Company or a

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combination of cash and Common Stock of the Company. Further, the Stock Option
Agreement may provide for a "cashless exercise" of stock options pursuant to procedures established by the Board. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Option will be issued to such Participant.

1.10  GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT.

     Each Option granted under this Plan shall be evidenced by a written Stock Option Agreement effective on the date of grant and executed by the Company. Each Stock Option Agreement shall contain such terms, restrictions and conditions as the Board may determine, which terms restrictions and conditions may or may not be the same in each case.

1.11  NON-TRANSFERABILITY OF OPTIONS.

     Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution and only the Participant may exercise the Option during his lifetime. Specifically (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

1.12  ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT.

     No transfer of an Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

1.13  CHANGES IN EMPLOYMENT.

     So long as the Participant shall continue to be an employee of the Company, any Option granted to him shall not be affected by any change of duty or position.

1.14  SHAREHOLDER RIGHTS.

     No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

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1.15  CHANGE OF CONTROL.

          (a) In the event of a Change of Control as hereinafter defined, all outstanding Options shall immediately vest and become exercisable. In the event of a Change of Control or a prospective Change of Control, the Board may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Participants and which may vary among Options held by any individual Participant: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) during which Options (whether or not vested) may be exercised and after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per share equal to the excess, if any, of the Change of Control value of the shares subject to such Option over the exercise price(s) under such Options for such shares,
     (3) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Change of Control (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Participant has been the shareholder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Participant to further payments pursuant to any other agreement with the Company following a Change of Control.

          (b) For purposes of this Agreement, "Change of Control" means the occurrence, following successful completion of the Company's IPO (as defined below), of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
     (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election, together with their nominees, shall cease to constitute a majority of the Board. The term "IPO" means the first underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights

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     to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries
     (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Act, as amended, or any successor or similar provisions.

                                   ARTICLE II

                         TERMS OF OPTIONS AND EXERCISE

2.1  GENERAL TERMS.

     (a)  Grants and Terms of Options.

          Options shall be granted by the Board on the following terms and conditions: No Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 2.1(c) hereof, with regard to the death or Disability of a Participant), nor more than ten years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period during which any Option may be exercised (the "Option Period"). No Option shall be exercisable after the expiration of its Option Period. An Option shall be exercisable only by the Participant while actively employed as an employee of the Company, except that a Participant may exercise within 30 days after the date of the termination of such Participant's employment any Option that is otherwise exercisable. If termination of employment results from the Participant's death, then the personal representative of the deceased Participant may exercise within six months following death any Option that is otherwise exercisable as of the date of the Participant's death. All Options that are not exercisable as of the date of termination of a Participant's employment for any reason shall expire as of such date.

     (b)  Option Price.

          The option price ("Option Price") for shares of Stock subject to Options shall be determined by the Board, but in no event shall such Option Price be less than 85% of the fair market value of the Stock on the date of grant.

     (c) Acceleration of Otherwise Unexercisable Options on Retirement, Death, Disability or Other Special Circumstances.

          The Board, in its sole discretion, may permit any Participant whose employment with the Company terminates, for any cause whatsoever, to exercise, at any time, any or all Options previously granted to such Participant notwithstanding that such Options have not yet vested, in whole or in part, as of the date of termination of such Participant's employment. However, such discretionary authority of the Board shall not be exercised with respect to any Option (or portion thereof) if the applicable six-month waiting period for exercise has not expired, except in the event of the death or Disability of the Participant when the personal representative of the Participant or the disabled Participant may, with the consent of the

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     Board, exercise such  Option notwithstanding that the applicable six-month waiting period has not yet expired.

     (d)  Notice to Exercise Option.

          Upon exercise of an Option, a Participant shall give notice to the
     Company or its agent.   No Stock shall be issued to any Participant until
     the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.


                                   ARTICLE IV

                                 MISCELLANEOUS

4.1  NO RIGHT TO A GRANT.

     Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Option or any of the rights hereunder except as may be evidenced by a Stock Option Agreement.

4.2  NO EMPLOYMENT RIGHTS CONFERRED.

      Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue as an employee of the Company, or interfere in any way with the right of the Company to terminate his or her employment at any time.

4.3  GOVERNING LAW.

     This Plan shall be construed in accordance with the laws of the state of Texas.

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